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                                                                   EXHIBIT 99.1

                                                                      Exhibit B

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. ss. 1350, the undersigned officers of Popular, Inc. (the "Company"), hereby certify that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities and Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 14, 2003



                                      S/ Richard L. Carrion
                                      -----------------------
                                         Richard L. Carrion
                                      Chief Executive Officer



                                      S/ Jorge A. Junquera
                                      --------------------
                                         Jorge A. Junquera
                                      Chief Financial Officer

This foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.